UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2024

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Core & Main, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Core & Main, Inc. (the "Company") held its annual meeting of shareholders on June 26, 2024. For more information on the following proposals submitted to shareholders, see the Company’s definitive proxy statement dated May 14, 2024. Below are the final voting results for each matter submitted to a vote of shareholders.
Proposal No. 1 - Director Election
The following three individuals were elected to the Company’s Board of Directors to serve as Class III directors until the Company’s 2027 annual meeting of shareholders or until their successors have been duly elected and qualified, subject to earlier resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert M. Buck	143,963,242	43,408,634	2,330,416
James G. Castellano	181,767,501	5,604,375	2,330,416
Kathleen M. Mazzarella	137,192,305	50,179,571	2,330,416
Proposal No. 2 - Ratification of the Appointment of the Independent Registered Public Accounting Firm
The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 2, 2025 was ratified.

Votes For	Votes Against	Votes Abstained
189,285,717	361,617	54,958
Proposal No. 3 - Advisory Vote to Approved Named Executive Officer Compensation
The shareholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers for the fiscal year ended January 28, 2024.

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
160,729,837	19,443,717	7,198,322	2,330,416

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core & Main, Inc.

By:	/s/ Mark G. Whittenburg
Name:	Mark G. Whittenburg
Title:	General Counsel and Secretary

Date: June 26, 2024